UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 22, 2004

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)

          Wisconsin                     0-18599                39-1659424
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

               400 Broad Street, Beloit, WI                   53511
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

Item 5: Other Events and Regulation FD Disclosure.

Blackhawk State Bank, a wholly owned subsidiary of Blackhawk Bancorp, Inc., entered into a definitive agreement for the sale of its branches located in the Illinois communities of Rochelle and Oregon. The definitive agreement is furnished as Exhibit 2.1 and the press release announcing the definitive agreement is attached as Exhibit 99.1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 23, 2004                    BLACKHAWK BANCORP, INC.

                                        /s/ Todd J. James
                                        ----------------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly   authorized   officer   of    the
                                        registrant and principal financial
                                        officer)

                          EXHIBIT INDEX TO FORM 8-K OF
                            BLACKHAWK BANCORP, INC.
                              DATED June 22, 2004

                  Pursuant to Section 102(d) of Regulation S-T

EXHIBIT   DESCRIPTION

2.1 Office Purchase and Assumption Agreement by and between Blackhawk State Bank and The First National Bank and Trust Company of Rochelle dated as of June 22, 2004

99.1      Press Release dated June 23, 2004.